                                   EXHIBIT 8
                              POWERS OF ATTORNEY

                               POWER OF ATTORNEY

                  MML BAY STATE SEPARATE INVESTMENT ACCOUNTS


The Undersigned, Lawrence V. Burkett, Jr., President, Chief Executive Officer and a member of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Thomas F. English, Richard
M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as President, Chief Executive Officer and a member of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MML Bay State separate investment accounts (the "MML Bay State Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as President, Chief Executive Officer and a member of the Board of Directors of MML Bay State to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MML Bay State Separate Account, including but not limited to those listed below.

MML Bay State Variable Annuity Separate Account 1
MML Bay State Variable Life Separate Account I
MML Bay State Variable Life Separate Account II
MML Bay State Variable Life Separate Account III
MML Bay State Variable Life Separate Account IV
MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 26th day of February, 1997.

/s/ Lawrence V. Burkett, Jr.
-------------------------------              ______________________________
Lawrence V. Burkett, Jr.                     Witness
President, Chief Executive Officer
and Member, Board of Directors

                               POWER OF ATTORNEY

                  MML BAY STATE SEPARATE INVESTMENT ACCOUNTS


The Undersigned, John B. Davies, a member of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MML Bay State separate investment accounts (the "MML Bay State Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MML Bay State to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MML Bay State Separate Account, including but not limited to those listed below.

MML Bay State Variable Annuity Separate Account 1
MML Bay State Variable Life Separate Account I
MML Bay State Variable Life Separate Account II
MML Bay State Variable Life Separate Account III
MML Bay State Variable Life Separate Account IV
MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 25/th/ day of February, 1997.


/s/ John B. Davies
----------------------------------           ______________________________
John B. Davies                               Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                  MML BAY STATE SEPARATE INVESTMENT ACCOUNTS


The Undersigned, Maureen R. Ford, a member of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as her true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MML Bay State separate investment accounts (the "MML Bay State Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on her behalf as a member of the Board of Directors of MML Bay State to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MML Bay State Separate Account, including but not limited to those listed below.

MML Bay State Variable Annuity Separate Account 1
MML Bay State Variable Life Separate Account I
MML Bay State Variable Life Separate Account II
MML Bay State Variable Life Separate Account III
MML Bay State Variable Life Separate Account IV
MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set her hand this 28th day of February, 1997.


/s/ Maureen R. Ford
---------------------------------            ______________________________
Maureen R. Ford                              Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                  MML BAY STATE SEPARATE INVESTMENT ACCOUNTS


The Undersigned, Anne Melissa Dowling, a member of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as her true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MML Bay State separate investment accounts (the "MML Bay State Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on her behalf as a member of the Board of Directors of MML Bay State to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MML Bay State Separate Account, including but not limited to those listed below.

MML Bay State Variable Annuity Separate Account 1
MML Bay State Variable Life Separate Account I
MML Bay State Variable Life Separate Account II
MML Bay State Variable Life Separate Account III
MML Bay State Variable Life Separate Account IV
MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set her hand this 6th day of March, 1997.


/s/ Anne Melissa Dowling
-----------------------------                ______________________________
Anne Melissa Dowling                         Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                  MML BAY STATE SEPARATE INVESTMENT ACCOUNTS


The Undersigned, Isadore Jermyn, Chairman of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Chairman of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MML Bay State separate investment accounts (the "MML Bay State Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Chairman of the Board of Directors of MML Bay State to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MML Bay State Separate Account, including but not limited to those listed below.

MML Bay State Variable Annuity Separate Account 1
MML Bay State Variable Life Separate Account I
MML Bay State Variable Life Separate Account II
MML Bay State Variable Life Separate Account III
MML Bay State Variable Life Separate Account IV
MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 25th day of February, 1997.


/s/ Isadore Jermyn
--------------------------------------       ______________________________
Isadore Jermyn                               Witness
Chairman of the Board of Directors

                               POWER OF ATTORNEY

                  MML BAY STATE SEPARATE INVESTMENT ACCOUNTS


The Undersigned, John Miller, Jr., Second Vice President and Comptroller of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Second Vice President and Comptroller of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MML Bay State separate investment accounts (the "MML Bay State Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Second Vice President and Comptroller of MML Bay State to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MML Bay State Separate Account, including but not limited to those listed below.

MML Bay State Variable Annuity Separate Account 1
MML Bay State Variable Life Separate Account I
MML Bay State Variable Life Separate Account II
MML Bay State Variable Life Separate Account III
MML Bay State Variable Life Separate Account IV
MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 26th day of February, 1997.


/s/ John Miller, Jr.
------------------------------------         ______________________________
John Miller, Jr.                             Witness
Second Vice President
and Comptroller

                               POWER OF ATTORNEY

                  MML BAY STATE SEPARATE INVESTMENT ACCOUNTS

The Undersigned, Paul D. Adornato, a member of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MML Bay State separate investment accounts (the "MML Bay State Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MML Bay State to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MML Bay State Separate Account, including but not limited to those listed below.

  MML Bay State Variable Annuity Separate Account 1
  MML Bay State Variable Life Separate Account I
  MML Bay State Variable Life Separate Account II
  MML Bay State Variable Life Separate Account III
  MML Bay State Variable Life Separate Account IV

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 20th day of March, 1996.

/s/ Paul D. Adornato
--------------------                         ______________________________
Paul D. Adornato                             Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                  MML BAY STATE SEPARATE INVESTMENT ACCOUNTS

The Undersigned, Daniel J. Fitzgerald, a member of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MML Bay State separate investment accounts (the "MML Bay State Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MML Bay State to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MML Bay State Separate Account, including but not limited to those listed below.

  MML Bay State Variable Annuity Separate Account 1
  MML Bay State Variable Life Separate Account I
  MML Bay State Variable Life Separate Account II
  MML Bay State Variable Life Separate Account III
  MML Bay State Variable Life Separate Account IV

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 18th day of March, 1996.

/s/ Daniel J. Fitzgerald
------------------------                     ________________________________
Daniel J. Fitzgerald                         Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                  MML BAY STATE SEPARATE INVESTMENT ACCOUNTS

The Undersigned, Stuart H. Reese, a member of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MML Bay State separate investment accounts (the "MML Bay State Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MML Bay State to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MML Bay State Separate Account, including but not limited to those listed below.

  MML Bay State Variable Annuity Separate Account 1
  MML Bay State Variable Life Separate Account I
  MML Bay State Variable Life Separate Account II
  MML Bay State Variable Life Separate Account III
  MML Bay State Variable Life Separate Account IV

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 14th day of March, 1996.

/s/ Stuart H. Reese
-------------------                          ________________________________
Stuart H. Reese                              Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                   MML BAY STATE SEPARATE INVESTMENT ACCOUNTS

The Undersigned, Thomas J. Finnegan, Jr., a member of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MML Bay State separate investment accounts (the "MML Bay State Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MML Bay State to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MML Bay State Separate Account, including but not limited to those listed below.

  MML Bay State Variable Annuity Separate Account 1
  MML Bay State Variable Life Separate Account I
  MML Bay State Variable Life Separate Account II
  MML Bay State Variable Life Separate Account III
  MML Bay State Variable Life Separate Account IV

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 18th day of March, 1997.

/s/ Thomas J. Finnegan, Jr.
---------------------------                           --------------------
Thomas J. Finnegan, Jr.                               Witness
Member, Board of Directors